TIAA-CREF MONEY MARKET FUND

(a series of the TIAA-CREF FUNDS)

SUPPLEMENT NO. 2
dated April 14, 2016 to the TIAA-CREF Money Market Fund Prospectus dated July 31, 2015 (the “July Prospectus”) and the TIAA-CREF Fixed-Income & Real Estate Securities Funds Prospectus dated December 4, 2015 (the “December Prospectus”)

Additional information about investment strategies and risks

Effective immediately, the following is hereby added as the final paragraph in the “Additional information about investment strategies and risks — Additional information about the Fund” section on page 10 of the July Prospectus and in the “Additional information about investment strategies and risks of the Funds — Additional information about the Funds” section beginning on page 91 of the December Prospectus:

“You could lose money by investing in the Money Market Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.”

A15414 (4/16)

TIAA-CREF TAX-EXEMPT BOND FUND

(a series of the TIAA-CREF FUNDS)

SUPPLEMENT NO. 1
dated April 14, 2016 to the Statutory Prospectus dated July 31, 2015 (the “July Prospectus”)

SUPPLEMENT NO. 3
dated April 14, 2016 to the Statutory Prospectus dated December 4, 2015 (the “December Prospectus”)

Portfolio management change

The portfolio management team of the TIAA-CREF Tax-Exempt Bond Fund (the “Fund”) has changed. Barnet Sherman is no longer a member of the Fund’s portfolio management team. Joel Levy, previously the Fund’s co-portfolio manager, has become the lead portfolio manager for the Fund.

Therefore, the following disclosure shall replace in its entirety the section entitled “Portfolio management” set forth on page 8 of the July Prospectus.

Portfolio management

Investment Adviser. The Fund’s investment adviser is Teachers Advisors, Inc.

Portfolio Manager. The following person manages the Fund on a day-to-day basis:

Name:	Joel Levy
Title:	Director
Experience on Fund:	since 2015

1

The following disclosure shall replace in its entirety the section entitled “Portfolio management team” set forth on page 17 of the July Prospectus.

Portfolio management

The Fund is managed by a portfolio manager, who is responsible for the day-to-day management of the Fund and who has expertise in the area(s) applicable to the Fund’s investments. Below is information on the Fund’s portfolio manager, along with his relevant experience. The person managing the Fund may change from time to time.

			Total Experience (since dates specified below)
Name & Title	Portfolio Role/ Coverage/ Expertise/Specialty	Experience Over Past Five Years	At TIAA	Total	On Fund
Tax-Exempt Bond Fund
Joel Levy
Director	Portfolio Manager	Advisors, TCIM and other advisory affiliates of TIAA—2011 to Present (municipal bond research), Bank of America—2010 to 2011 (credit research)	2011	2003	2015

The Fund’s SAI provides additional disclosure about the compensation structure or the Fund’s portfolio manager, the other accounts he manages, total assets in those accounts and potential conflicts of interest, as well as the portfolio manager’s ownership of shares of the Fund.

Barnet Sherman should also be removed from the Fund’s portfolio management team disclosure set forth on pages 76 and 114 of the December Prospectus.

2	A15419 (4/16)

TIAA-CREF FUNDS

SUPPLEMENT NO. 1
Dated April 14, 2016
to the Statement of Additional Information (the “SAI”)
dated July 31, 2015, as supplemented December 4, 2015 and March 1, 2016
(with respect to the Fixed-Income Funds and the Real Estate Securities Fund)

Portfolio management changes

The portfolio management team of the TIAA-CREF Tax-Exempt Bond Fund (the “Fund”) has changed. Barnet Sherman is no longer a portfolio manager of the Fund. Joel Levy, previously the Fund’s co-portfolio manager, has become the lead portfolio manager for the Fund.

Accordingly, the following entry for the Fund hereby replaces in its entirety the current entry for the Fund in the second table currently appearing under the section entitled “Additional information regarding portfolio managers” beginning on page 67 of the SAI.

	Number of other accounts managed		Total assets in accounts managed (millions)
Name of portfolio manager	Registered investment companies	Other pooled investment vehicles	Registered investment companies	Other pooled investment vehicles	Dollar range of equity securities owned in Fund
Tax-Exempt Bond Fund
Joel Levy	0	0	$349	$0	$0

A15421 (4/16)